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             MONTHLY CERTIFICATEHOLDERS' STATEMENT

             CHEVY CHASE MASTER CREDIT CARD TRUST
                         SERIES 1994-2

        Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between Chevy
   Chase Bank, F.S.B., as Seller and Servicer ("Chevy Chase"), and Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 15, 1997, and with respect to the performance of the Trust during the month of September, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


        A)   Information Regarding Distributions to
             the Class A Certificateholders, per
             $1,000 original certificate principal
             amount.

             (1)   The total amount of the
             distribution to Class A
             Certificateholders, per $1,000
             original certificate principal amount           $     64.0250651

             (2)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of interest on the Class A
             Certificates, per $1,000 original
             certificate principal amount                    $      1.5250651

             (3)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of principal on the Class A
             Certificates, per $1,000 original
             certificate principal amount                    $     62.5000000

        B)   Class A Investor Charge Offs and
             Reimbursement of Charge Offs

             (1)   The amount of Class A Investor
             Charge Offs                                     $      0.0000000

             (2)   The amount of Class A Investor
             Charge Offs set forth in paragraph 1
             above, per $1,000 original certificate



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             principal amount                                $      0.0000000

             (3)   The total amount reimbursed in
             respect of Class A Investor Charge Offs         $      0.0000000

             (4)   The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount                    $      0.0000000

             (5)   The amount, if any, by which the
             outstanding principal balance of the
             Class A Certificates exceeds the Class
             A Invested Amount after giving effect to
             all transactions on such Distribution Date      $      0.0000000

        C)   Information Regarding Distributions to
             the Class B Certificateholders, per
             $1,000 original certificate principal amount.

             (1)   The total amount of the
             distribution to Class B
             Certificatedholders, per $1,000
             original certificate principal amount           $      5.0468749

             (2)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of interest on the Class B
             Certificates, per $1,000 original
             cerificate principal amount                     $      5.0468749

             (3)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of principal on the Class B
             Certificates, per $1,000 original
             cerificate principal amount                     $      0.0000000

        D)   Class B Investor Charge Offs and
             Reimbursement of Charge Offs

             (1)   The amount of Class B Investor
             Charge Offs                                     $      0.0000000

             (2)   The amount of Class B Investor
             Charge Offs set forth in paragraph 1
             above, per $1,000 original certificate
             principal amount                                $      0.0000000

             (3)   The total amount reimbursed in
             respect of Class B Investor Charge Offs         $      0.0000000

             (4)   The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount                    $      0.0000000

             (5)   The amount, if any, by which the
             outstanding principal balance of the
             Class B Certificates exceeds the Class
             B Invested Amount after giving effect
             to all transactions on such
             Distribution Date                               $      0.0000000




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                                          CHEVY CHASE BANK, F.S.B.,
                                            Servicer

                                          By  ________________________
                                                     Jessica L. Parker
                                                     Vice President and
                                                     Assistant Controller